UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Chemical Financial Corporation

(Exact Name of Registrant as

Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective at 5:01 p.m. Michigan time on August 31, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated January 25, 2016, by and between Talmer Bancorp, Inc. (“Talmer”) and Chemical Financial Corporation (“Chemical”), Talmer was merged with and into Chemical, with Chemical as the surviving corporation in the merger (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Talmer Class A common stock was converted into the right to receive 0.4725 shares of Chemical common stock and $1.61 in cash, without interest.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Chemical’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on January 26, 2016, and is incorporated by reference herein.

Before completion of the Merger, there were no material relationships among Chemical or any of its affiliates, directors or officers or any associate of such directors or officers, and Talmer or any of its affiliates, except those provided for in the Merger Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the effective time of the Merger, Dennis L. Klaeser (age 58), became Executive Vice President Chief Financial Officer of Chemical. Prior to this position, Mr. Klaeser served as Chief Financial Officer and Managing Director of Talmer and Talmer Bank and Trust, a position he held since May 2010. Mr. Klaeser succeeds Lori A. Gwizdala, who became Executive Vice President of Special Projects for Chemical.

Effective as of the effective time of the Merger, and as required under the Merger Agreement, Gary Torgow, David T. Provost, Ronald A. Klein, Barbara J. Mahone and Arthur A. Weiss were appointed directors of Chemical. Mr. Torgow will serve as Chairman of Chemical, succeeding David B. Ramaker, and Mr. Provost will serve as Vice Chairman of Chemical. Mr. Torgow previously served as Chairman of Talmer, Mr. Provost previously served as Chief Executive Officer and President of Talmer. Each of Messrs. Klein and Weiss and Ms. Mahone previously served as directors of Talmer.

Effective as of the effective time of the Merger, Chemical entered into employment agreements with each of Messrs. Ramaker and Klaeser, Ms. Gwizdala, Daniel W. Terpsma and James E. Tomczyk. A description of the terms and conditions of the employment agreements and the amounts payable thereunder follows.

•	Mr. Ramaker will serve as Chief Executive Officer and President and as a director of Chemical. The term of his agreement is for two years, with an automatic renewal term of one-year on each anniversary date of the agreement, subject to either party being able to terminate the agreement upon 30-days’ notice before an anniversary date of the agreement. Mr. Ramaker will receive an annual salary of $740,000 and will be entitled to participate in Chemical’s bonus, equity and fringe benefits plans. If Mr. Ramaker’s employment is terminated by Chemical other than for good cause (as defined in the agreement) or within two years after, or within six months before, a change in control (as defined in the agreement) or if he terminates employment for good reason, Mr. Ramaker is entitled to certain severance benefits, including a cash payment equal to two times the sum of his then-current salary and the average cash bonus paid to him in each of the last three completed years, compensation for continuing health care benefits, the acceleration of vesting of all unvested equity awards and outplacement services. Mr. Ramaker’s agreement includes a Section 280G cap that limits payments under the agreement as necessary to avoid tax penalties under Section 280G of the Internal Revenue Code. Mr. Ramaker’s agreement is filed with this report as Exhibit 10.1, and is here incorporated by reference.
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•	Mr. Klaeser will serve as Executive Vice President Chief Financial Officer of Chemical. The terms of Mr. Klaeser’s agreement are substantially similar to those described above for Mr. Ramaker, except that Mr. Klaeser will receive an annual salary of $550,000 and he is entitled to participate in Chemical’s bonus and equity plans at certain specified levels, including, at or as soon as administratively feasible following the effective time of the Merger, he is entitled to an award of restricted stock units equal in value to 80% of his salary, 60% of which will be restricted stock performance units and 40% of which will be restricted stock service-based units. Mr. Klaeser’s agreement is filed with this report as Exhibit 10.2, and is here incorporated by reference.
•	Ms. Gwizdala will serve as Executive Vice President Special Projects of Chemical. The terms of Ms. Gwizdala’s agreement are substantially similar to those described above for Mr. Ramaker, except that Ms. Gwizdala will receive an annual salary of $400,000 and she is entitled to participate in Chemical’s bonus and equity plans at certain specified levels, including, at or as soon as administratively feasible following the effective time of the Merger, she is entitled to an award of restricted stock units equal in value to $1,050,000, 100% of which will be restricted stock service-based units. Ms. Gwizdala’s agreement is filed with this report as Exhibit 10.3, and is here incorporated by reference.
•	Mr. Terpsma will serve as Executive Vice President Director of Commercial Lending of the Corporation. The terms of Mr. Terpsma’s agreement are substantially similar to those described above for Mr. Ramaker, except that Mr. Terpsma will receive an annual salary of $320,000 and his severance cash payment is equal to one times the sum of his then-current salary and the average cash bonus paid to him in each of the last three completed years. Mr. Terpsma’s agreement is filed with this report as Exhibit 10.4, and is here incorporated by reference.
•	Mr. Tomczyk will serve as Executive Vice President Chief Credit Officer of the Corporation. The terms of Mr. Tomczyk’s agreement are substantially similar to those described above for Mr. Ramaker, except that Mr. Tomczyk will receive an annual salary of $320,000 and his severance cash payment is equal to one times the sum of his then-current salary and the average cash bonus paid to him in each of the last three completed years. Mr. Tomczyk’s agreement is filed with this report as Exhibit 10.5, and is here incorporated by reference.

Effective as of the effective time of the Merger, Chemical amended the Chemical Financial Corporation Stock Incentive Plan of 2012 (the “2012 Stock Plan”), the Chemical Financial Corporation Stock Incentive Plan of 2015 (the “2015 Stock Plan”), the Chemical Financial Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”), the Chemical Financial Corporation Directors’ Deferred Stock Plan (the “Directors’ Deferred Stock Plan”) and the Chemical Financial Corporation Supplemental Retirement Income Plan (the “SERP”). A description of the amendments to the plans follows.

•	2012 Stock Plan and the 2015 Stock Plan – The amendment to these plans (i) revised the default definition of a change in control in the plan to conform to the definition of a change in control that the Compensation Committee utilized for the restricted stock unit awards made in February of 2016, and (ii) added a provision that allows, but does not require, Chemical to delay a payment under the plan that Chemical reasonably anticipates would not be deductible under Section 162(m) of the Code. The 2012 Stock Plan, as amended, is filed with this report as Exhibit 10.6, and is here incorporated by reference. The 2015 Stock Plan, as amended, is filed with this report as Exhibit 10.7, and is here incorporated by reference.
•	Deferred Compensation Plan – The amendment to this plan (i) revised the default definition of a change in control in the plan to conform to the definition of a change in control that the Compensation Committee utilized for the restricted stock unit awards made in February of 2016, (ii) added a provision that allows, but does not require, Chemical to delay a payment under the plan that Chemical reasonably anticipates would not be deductible under Section 162(m) of the Code, (iii) allows deferrals from bonus compensation beginning in 2017, (iv) increased the deferral limit under the plan from 75% of compensation to 85% of compensation, (v) clarified the treatment of the plan accounts related to payments due upon a change in control, and (vi) allows the participants to elect a subsequent deferral of payments due upon a change in control. The Deferred Compensation Plan, as amended, is filed with this report as Exhibit 10.8, and is here incorporated by reference.
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•	Directors’ Deferred Stock Plan – The amendment to this plan (i) clarified the eligibility of Chemical and Bank directors to participate in the plan, (ii) clarified the treatment of the plan accounts related to payments due upon a change in control, and (iii) revised the default definition of a change in control in the plan to conform to the definition of a change in control that the Compensation Committee utilized for the restricted stock unit awards made in February of 2016. The Directors’ Deferred Stock Plan, as amended, is filed with this report as Exhibit 10.9, and is here incorporated by reference.
•	SERP – The amendment to this plan (i) clarified the calculation of future benefits based on the impact of amounts payable upon a change in control, (ii) revised the default definition of a change in control in the plan to conform to the definition of a change in control that the Compensation Committee utilized for the restricted stock unit awards made in February of 2016, and (iii) added a provision that allows, but does not require, Chemical to delay a payment under the plan that Chemical reasonably anticipates would not be deductible under Section 162(m) of the Code. The SERP, as amended, is filed with this report as Exhibit 10.10, and is here incorporated by reference.

Item 8.01	Other Events.

On August 31, 2016, Chemical issued a press release announcing the completion of the Merger, a copy of which is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K are included under Part II, Item 8 of Talmer Bancorp Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2015, filed with the Commission on February 29, 2016 and March 30, 2016, and under Part I, Item 1of Talmer Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Commission on August 5, 2016, and are here incorporated by reference.

	(b)	Pro Forma Financial Information

	(i)	The pro forma condensed statement of income for the year ended December 31, 2016 required by Item 9.01(b) of Form 8-K is included in Chemical Financial Corporation’s Pre-Effective Amendment No. 3 to Form S-4 Registration Statement, filed with the Commission on June 9, 2016, and is here incorporated by reference.

(ii)

A pro forma condensed statement of position at June 30, 2016 and a pro forma condensed statement of income as of June 30, 2016 required by Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date of this report.

	(d)	Exhibits:

	2.1	Agreement and Plan of Merger between Chemical Financial Corporation and Talmer Bancorp, Inc., dated January 25, 2016. Previously filed as Exhibit 2.1 to Chemical Financial Corporation’s Current Report on Form 8-K dated January 25, 2016, filed with the Commission on January 26, 2016. Here

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incorporated by reference. Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Chemical Financial Corporation will furnish supplementally a copy of any omitted schedules or similar attachment to the Commission upon request.

10.1	Employment Agreement between David B. Ramaker and Chemical Financial Corporation, dated August 31, 2016.

10.2	Employment Agreement between Dennis L. Klaeser and Chemical Financial Corporation, dated August 31, 2016.

10.3	Employment Agreement between Lori A, Gwizdala and Chemical Financial Corporation, dated August 31, 2016.

10.4	Employment Agreement between Daniel W. Terpsma and Chemical Financial Corporation, dated August 31, 2016.

10.5	Employment Agreement between James E. Tomczyk and Chemical Financial Corporation, dated August 31, 2016.

10.6	Chemical Financial Corporation Stock Incentive Plan of 2012.

10.7	Chemical Financial Corporation Stock Incentive Plan of 2015.

10.8	Chemical Financial Corporation Deferred Compensation Plan.

10.9	Chemical Financial Corporation Directors’ Deferred Stock Plan.

10.10	Chemical Financial Corporation Supplemental Retirement Income Plan.

99.1	Press Release dated September 1, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 31, 2016	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ David B. Ramaker
David B. Ramaker Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Document

2.1	Agreement and Plan of Merger between Chemical Financial Corporation and Talmer Bancorp, Inc., dated January 25, 2016. Previously filed as Exhibit 2.1 to Chemical Financial Corporation’s Current Report on Form 8-K dated January 25, 2016, filed with the Commission on January 26, 2016. Here incorporated by reference. Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Chemical Financial Corporation will furnish supplementally a copy of any omitted schedules or similar attachment to the Commission upon request.

10.1	Employment Agreement between David B. Ramaker and Chemical Financial Corporation, dated August 31, 2016.

10.2	Employment Agreement between Dennis L. Klaeser and Chemical Financial Corporation, dated August 31, 2016.

10.3	Employment Agreement between Lori A. Gwizdala and Chemical Financial Corporation, dated August 31, 2016.

10.4	Employment Agreement between Daniel W. Terpsma and Chemical Financial Corporation, dated August 31, 2016.

10.5	Employment Agreement between James E. Tomczyk and Chemical Financial Corporation, dated August 31, 2016.

10.6	Chemical Financial Corporation Stock Incentive Plan of 2012.

10.7	Chemical Financial Corporation Stock Incentive Plan of 2015.

10.8	Chemical Financial Corporation Deferred Compensation Plan.

10.9	Chemical Financial Corporation Directors’ Deferred Stock Plan.

10.10	Chemical Financial Corporation Supplemental Retirement Income Plan.

99.1	Press Release dated August September 1, 2016.

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